                                                                   EXHIBIT 10.36

                           AIRCRAFT SUBLEASE AGREEMENT

      THIS AIRCRAFT SUBLEASE AGREEMENT (the "Sublease or Agreement") is dated as of this 24th day of August 2004, by and between Terayon Communication Systems, Inc., a Delaware corporation ("Sublessor") and United Furniture Equipment Rental, Inc., an Ohio corporation ("Sublessee").

                                    RECITALS

      WHEREAS, Sublessor has leased that certain Canadair Challenger 604 aircraft, United States Registration Number N881TW; Manufacturer's Serial No. 5348, together with two (2) General Electric CF34-3B engines bearing manufacturer's serial numbers 872196 and 872198 (the "Engines") (the "Aircraft"); and

      WHEREAS, Sublessor wishes to sublease the Aircraft to the Sublessee, and the Sublessee wishes to sublease the Aircraft from the Sublessor upon the terms and conditions set forth herein.

      NOW, THEREFORE, in consideration of the mutual covenants and promises herein contained, Sublessee and Sublessor agree as follows:

                                   AGREEMENTS

      1. Aircraft Subleased. The Sublessor hereby subleases the Aircraft to the Sublessee and the Sublessee hereby subleases the Aircraft from the Sublessor, effective as of August [23], 2004 (the "Commencement Date"). The Aircraft includes the Miscellaneous and Optional Equipment set forth on Exhibit "A" hereto.

            (a) General Electric Capital Corporation Lease. Sublessee acknowledges that Sublessor has heretofore leased the Aircraft from General Electric Capital Corporation ("GECC"), all as more particularly set forth in that certain Aircraft Lease Agreement, as amended (the "GECC Lease") and related documents between Sublessor and GECC (the "GECC Documents"). A copy of the GECC Lease is attached hereto as Exhibit "B" and incorporated by reference herein. Sublessee acknowledges and agrees that Sublessee's rights to the Aircraft, as herein established, are subject and subordinate to the interests of GECC pursuant to the GECC Documents, and that the effectiveness of this Sublease is dependant on Sublessor obtaining the consent of GECC to this Sublease.

            (b) Sublessee's Conditions Precedent. Sublessee's obligation to sublease the Aircraft from Sublessor is conditioned upon the following conditions having been met (or waived by Sublessee) as follows:

            (i) Sublessor delivers the Aircraft on or before August 24, 2004, unless the delivery is delayed due to work being performed on the Aircraft at the direction of Sublessee and the Aircraft is in compliance with the requirements of Sections 5 and 9 of this Sublease with a U.S. Standard Certificate of Airworthiness, effective on the date of delivery;

            (ii) Sublessee shall have received a certificate executed by the President of the Sublessor certifying that the stockholders and directors of Sublessor, as required, have taken all steps necessary to authorize the entry into and performance by Sublessor of this Sublease and its obligations hereunder and certifying that the representations and warranties of Sublessor set forth in this Agreement are true and correct as of the date of delivery;

            (iii) On the date of delivery of the Aircraft, the following statements shall be true and Sublessee shall have received evidence that (A) GECC has good and valid title to the Aircraft, free and clear of all liens, claims and encumbrances of every type and nature, (B) the GECC Lease is in full force and effect and there is no continuing Event of Default under the GECC Lease and (C) the Aircraft is fully registered in the name of GECC with the Federal Aviation Administration;

            (iv) Sublessee shall have received written evidence of GECC's consent to this Sublease, including (i) Sublessor's rights with respect to the Aircraft purchase option under the GECC Lease, and (ii) nondisturbance provisions acceptable to Sublessee and GECC; and

            (v) The MSP and JSSI programs with respect to the Aircraft shall be in full force and effect without any outstanding amounts or payments due thereunder from Sublessor and the benefits of such programs shall be available to Sublessee in accordance with Paragraph 9 hereof.

                  2. Term of Sublease. The term of this Sublease shall be for a period of twenty eight (28) months, commencing on the Commencement Date, and terminating on December 31, 2006 (the "Sublease Term").

      3. Rental Payments.

      (a) The Sublessee agrees to pay to Sublessor as rent for the use of the Aircraft the sum of One Hundred Thousand Dollars ($100,000.00) per month during the Term, subject to the adjustment provided in Paragraph 12 hereof ("Rent"). Rent shall be payable as follows:

      (b) Rent shall be paid without deduction or setoff to Sublessor, or at any other place that may be designated by the Sublessor. Rent shall be payable by wire transfer on or before the Commencement Date, and thereafter on or before the 1st business day of each month during the Sublease Term. If delivery date of the Aircraft is not on the first calendar day of the month, the Rent for month 2 of the Sublease Term shall be reduced by an amount equal to One Hundred Thousand Dollars ($100,000) Dollars divided by thirty (30) and multiplied by the number of calendar days in month 1 that have elapsed from and including the first day of month 1 until the day immediately preceding the date of delivery

                                       2.

of the Aircraft to Sublessee, as evidenced on the Certificate of Acceptance.

      The instructions for wire transfers to Sublessor are as follows:

                Silicon Valley Bank
                3003 Tasman Drive
                Santa Clara, CA 95054
                408-654-5539
                Routing number:
                Swift Code:

                For Credit of:
                Terayon Communication Systems Inc
                4988 Great America Parkway
                Santa Clara, CA 95054
                408-235-5500
                Credit Account #:

      (c) Notwithstanding anything to the contrary contained in this Sublease, except as provided in subparagraph 3(d) below and in Paragraph 35 hereof, in the event that the Sublessor's covenant of quiet enjoyment in Paragraph 24(e) hereof is breached by Sublessor and Sublessor, or another person claiming by, through or on behalf of Sublessor, or GECC, deprives Sublessee of the possession and use of the Aircraft or the Aircraft becomes ineligible for U.S. registration or Sublessee is otherwise deprived of use or possession of the Aircraft by the failure of any representation or warranty of Sublessor contained herein to be true when given or any breach by Sublessor of any covenant or undertaking contained herein, and Sublessee does not terminate this Agreement pursuant to Paragraph 22 hereof, Sublessee shall not be required to perform any obligations imposed on it under this Sublease including but not limited to obligations to pay Rent or maintain insurance with respect to the Aircraft during the period in which Sublessee is deprived of use or possession of the Aircraft; provided, however, if Sublessee retains care, custody and control of the Aircraft during any such period of ineligibility of U.S. registration or loss of use or possession of the Aircraft, Sublessee shall (i) only be relieved of the Rent obligations under this Sublease and all other obligations shall remain in full force and effect and (ii) cooperate with Sublessor and GECC in good faith and take such steps, at Sublessor's expense, as are necessary to cause the Aircraft to be re-registered with the FAA in a manner which does not impose restrictions on the location or use of the Aircraft or otherwise restrict Sublessee's ability to operate the Aircraft in the ordinary course of its business or increase its cost associated therewith. Sublessee shall be entitled to a refund of any Rent paid in respect of any period during which Sublessee is deprived of use or possession of the Aircraft directly resulting from the circumstances described in the preceding sentence.

      (d) Notwithstanding the foregoing subparagraph, in the event the FAA imposes requirements upon the use or operation of the Aircraft which require the addition of equipment, avionics, or other items during the term of this Sublease in order for the

                                       3.

Aircraft to be operated in accordance with the Federal Aviation Regulations during the Sublease Term, then Sublessor agrees to be responsible for up to a maximum of $100,000 of the cost of installation of such equipment, avionics or other items. Sublessee shall be responsible for all costs in excess of $100,000, necessary to meet the requirements imposed by the FAA. If Sublessee does not pay such excess costs, then Sublessee shall not be entitled to terminate this Sublease as provided in Paragraph 22 hereof, and shall continue to be obligated to pay Rent and perform all of its obligations under this Sublease. If Sublessor fails to pay for the cost of installation of such equipment, avionics or other items as provided herein after ten (10) days written notice from Sublessee, then Sublessee shall have the right to set-off such unpaid amounts against the Rent due to Sublessor up to the maximum amount of $100,000 as provided herein.

      (e) Copies of GECC Lease Rent Payments. Concurrently with Sublessor's quarterly payment of rent to GECC under the GECC Lease, Sublessor shall provide Sublessee with a copy of each rent check and a copy of the airbill to GECC for each such payment made by Sublessor to GECC during the Sublease Term.

      4. Security Deposit. Sublessee has paid to Insured Aircraft Title Service, Inc., 4848 S.W. 36th Street, Oklahoma City, Oklahoma 73179, Attention Kirk Woford, Telephone (800) 654-4882, Facsimile (405) 681-5356 (the "Escrow Agent"), the sum of One Hundred Thousand Dollars ($100,000.00) to be held in an interest bearing escrow account, as a security deposit to secure all obligations of Sublessee hereunder, and to secure that upon the expiration or earlier termination of this Sublease, the Aircraft shall be returned to Sublessor in a condition that conforms in all respects to the "return conditions" for the Aircraft, as set forth in Paragraph 18 of this Sublease (the "Sublease Deposit"). Interest shall accrue on the Sublease Deposit for the benefit of the Sublessee, but shall become a part of the Sublease Deposit available to Sublessor as provided herein. Sublessor shall have the right to direct the Escrow Agent to disburse funds from the Sublease Deposit as follows:

            (a) If Sublessee fails to pay Rent to Sublessor, after five (5) days advance written notice to Sublessee and Escrow Agent, Sublessor may demand and receive payment of the delinquent Rent from Escrow Agent, without any consent of Sublessee being required; and

            (b) If Sublessee fails to pay any of its other financial obligations under this Sublease when due, and Sublessor makes payment of such obligations on behalf of Sublessee, then after five (5) days advance written notice to Sublessee and Escrow Agent, Sublessor may demand and receive payment of the delinquent amounts from Escrow Agent, without any consent of Sublessee being required; and

            (c) If on return of the Aircraft, whatever the cause, the Aircraft does not conform to the conditions set forth in Paragraph 18 of this Sublease and Sublessor is required to incur expense in order to correct such deficiencies, then Sublessor shall invoice Sublessee for all such expenses. If Sublessee fails to pay any such invoices when due, after five (5) days advance written notice to Sublessee and Escrow Agent, then Sublessor

                                       4.

may demand and receive payment from Escrow Agent for such invoices, without any consent of Sublessee being required. Upon payment of all amounts due to Sublessor by Sublessee pursuant to this Sublease, Sublessor shall promptly refund the Sublease Deposit (or balance thereof) to Sublessee, plus any interest accrued thereon. Sublessor's return of the Deposit to Sublessee within a thirty
(30) day period shall be deemed to be a prompt refund of the Deposit.

      If Sublessor is required to use some or all of the Sublease Deposit to pay any of Sublessee's obligations hereunder, then Sublessee shall deposit an equivalent sum with the Escrow Agent within ten (10) business days of any such disbursement to Sublessor. Sublessee's failure or refusal to make any such additional deposits to the Escrow Agent shall be cause for Sublessor to terminate this Sublease.

      5. Aircraft Delivery; Pre-Delivery Inspection. The Sublessor shall deliver the Aircraft to the Sublessee on August 24, 2004, or as soon as practical after the pre-lease inspection and installation of EGPWS, at Columbus, Ohio. On receipt of the Aircraft, the Sublessee shall execute and deliver to Sublessor a receipt evidencing delivery and acceptance of the Aircraft in the form attached hereto as Exhibit "C". Sublessee shall have the right, at its sole cost and expense, to conduct an industry standard pre-delivery inspection of the Aircraft, the scope of which shall be defined by Sublessee. The scope of the pre-delivery inspection shall be subject to the prior approval of Sublessor. Sublessee shall use its commercially reasonable best efforts to cause the pre-delivery inspection to be scheduled and completed so as not to delay the delivery date of the Aircraft as set forth herein. Prior to delivery to Sublessee, Sublessor shall, at its sole cost and expense, correct any Aircraft discrepancies determined during the pre-delivery inspection to be "unairworthy" or any Aircraft systems, equipment or accessories not operating normally and within the manufacturer's specifications (collectively, the "Pre-Delivery Discrepancies"). In the event Sublessee completes the pre-delivery inspection but Sublessor elects to not correct the Pre-Delivery Discrepancies in accordance with this Paragraph 5, Sublessor shall promptly notify Sublessee in writing and reimburse Sublessee for the cost of the pre-delivery inspection. Thereafter, this Agreement shall terminate and neither party shall have any further obligation to the other.

      6. Sublessee's Operations. At all times during the Term of this Sublease, Sublessee shall have complete and absolute "operational control" of the Aircraft and shall maintain "possession, command and control" of the Aircraft (as determined by the Internal Revenue Service) pursuant to this Sublease. "Operational control" as defined in 14 C.F.R. Paragraph 1.1 and for the purpose of this Agreement, with respect to a flight, means the exercise of authority over initiating, conducting or terminating a flight. Sublessee represents and warrants that its operation of the Aircraft shall not be "predominantly" outside of the United States, as defined in Section 168(g)(10)(A) of the Internal Revenue Code of 1986, as amended. Sublessee shall defend, indemnify, and hold Sublessor, and its officers, directors, partners, employees, shareholders, and affiliates, harmless from any and all liabilities, claims, demands, suits, causes of action, losses, penalties, fines, expenses (including without limitation attorney's fees and costs) or damages, relating to or arising

                                       5.

out of Sublessee's breach of the representations and warranties contained in this Paragraph 6.

      7. Net Sublease; Operating Expenses. Sublessor and Sublessee agree that this is a net Sublease. Thus, in addition to the Rent payable pursuant to Paragraph 3, Sublessee shall pay all costs related to Sublessee's flights, including, but not limited to, fuel and other lubricant expenses, landing or departure fees, hangar rental, tie down fees, pilot compensation, lodging, subscriptions, and travel expenses, catering, and any and all other expenses incurred as a result of Sublessee's possession or use of the Aircraft.

      8. Storage and Maintenance. During the Sublease Term, Sublessee shall use its best efforts to store the Aircraft in covered hangar facilities. During the Sublease Term, Sublessee shall maintain the Aircraft, including the airframe, Engines, instruments, equipment, appliances and accessories in (i) fully operable condition, (ii) in compliance with all applicable maintenance and safety requirements of the FAA and the manufacturer's computerized aircraft maintenance program ("CIMMS") as well as Chapter 5 of the manufacturer's maintenance manual (the "Maintenance Manual"), and (iii) in full compliance with the maintenance provisions contained in Section 7 of the GECC Lease. All maintenance and repair work shall be performed by personnel duly certified to perform such work by the FAA. All such work shall be performed in accordance with minimum standards of the FAA and in accordance with standards set forth in the Maintenance Manual, and Section 7 of the GECC Lease. The costs of scheduled maintenance events and the replacement of life limited components shall be reasonably prorated with the portion used or consumed during the Sublease Term paid by the Sublessee and the balance paid by the Sublessor. The costs of unscheduled maintenance events occurring during the Sublease Term shall be paid for by Sublessee. Sublessor shall cause the Aircraft's APU to be enrolled in a MSP program, the monthly cost of which shall be paid by Sublessee. The Aircraft's Engines are to remain enrolled on the Jet Support Systems International ("JSSI") program, and the JSSI hourly cost for each Engine during the Sublease Term shall be paid by Sublessee. Sublessor shall notify JSSI and Honeywell of the existence of this Sublease, and that Sublessee shall be entitled to the benefits of the MSP and JSSI programs during the Sublease Term. If Engine maintenance is required during the Sublease Term, any such cost not paid by JSSI shall be paid by Sublessor, unless caused by the negligence, abuse or misconduct of Sublessee. Sublessor shall make available to Sublessee the benefits of all manufacturer, vendor and repair facility warranties relating to the Aircraft or any part thereof to the extent permitted by the terms of such warranties.

      9. Alterations/Improvements. Upon (i) the execution of this Sublease by both Sublessor and Sublessee, (ii) Sublessor's receipt of GECC's consent to this Sublease, and (iii) confirmation from the Escrow Agent of receipt of the Sublease Deposit, Sublessor shall, at its sole cost and expense, cause the Gulfstream Service Center in Dallas, Texas, or such other Service Center selected by Sublessor, to install an Enhanced Ground Proximity Warning System ("EGPWS") in the Aircraft prior to the Commencement Date.

            (a) Sublessor agrees that Sublessee may paint the Aircraft, provided
(i) the paint work shall be performed by a Service Center approved in writing by Sublessor, (ii)

                                       6.

Sublessor shall be responsible to reimburse Sublessee for up to a maximum of $50,000 of the cost to paint the Aircraft, and Sublessee shall be responsible for all remaining costs and expenses of the paint work, (iii) the paint scheme chosen by Sublessee shall be approved in writing in advance by GECC, (iv) the approved paint work shall be completed prior to the expiration or earlier termination of the Sublease Term, unless Sublessee exercises its purchase option pursuant to Paragraph 19 hereof, in which case the Sublessor will pay Sublessee $50,000 towards the cost of new paint to be completed by Sublessee. In this respect, Sublessee shall open a work order with the Service Center for its account to pay all costs and expenses of the paint work. The approved paint work performed pursuant to the work order shall (i) become a part of the Aircraft,
(ii) and shall become the property of Sublessor. If Sublessor fails to reimburse Sublessee for the cost of such paint work as provided herein after ten (10) days written notice from Sublessee, then Sublessee shall have the right to set-off such unpaid amount against the Rent due to Sublessor up to the maximum amount of $50,000 as provided herein.

            (b) Sublessee shall be entitled from time to time during the Sublease Term to acquire and install on the Aircraft at Sublessee's expense, any additional accessory, device or equipment as Sublessee may desire (each such accessory, device or equipment, an "Addition"), but only so long as such Addition (i) is ancillary to the Aircraft; (ii) is not required to render the Aircraft complete for its intended use by Sublessee; (iii) does not alter or impair the originally intended function or use of the Aircraft; and (iv) can be readily removed without causing material damage. Title to each Addition which is not removed by Sublessee prior to the return of the Aircraft to Sublessor shall vest in Sublessor upon such return. Sublessee shall repair all damage to the Aircraft resulting from the installation or removal of any Addition so as to restore the Aircraft to its condition prior to installation, ordinary wear and tear excepted.

            (c) Except as otherwise provided herein, the Sublessee shall make no other change or alteration to the Aircraft without first submitting in writing a full description of the proposed change and obtaining prior written approval of the proposed change from the Sublessor. The Sublessor may withhold approval of any such proposed change or alteration in its sole and absolute discretion. Any approved work performed shall (i) become a part of the Aircraft, (ii) and shall become the property of Sublessor.

      10. Conduct of Flight Operations. The Aircraft shall be operated at all times in full compliance with applicable rules, regulations, and requirements of the United States Department of Transportation, the FAA, and other federal, state, local and foreign regulations, and the Sublessee shall be responsible for any fines, penalties, or forfeitures occasioned by any violation of such regulations. Sublessee may operate the Aircraft only for the purposes and within the geographical limits set forth in the insurance policy or policies obtained in compliance with Paragraph 12 of this Agreement. Sublessee shall operate the Aircraft at all times in accordance with the flight manual, and all manufacturers' suggested operating procedures. Subject to the restrictions set forth herein, the Aircraft may be operated anywhere in the world, except that the Aircraft shall not be operated knowingly within the borders of any country with known national interests hostile to the United States of America. Subject to the prior written consent of GECC and

                                       7.

Sublessor, Sublessee shall have the right to place the Aircraft on AirNet's (or other GECC approved charter operator's) FAR Part 135 Certificate for use in charter operations, so long as throughout the Sublease Term, the Aircraft is predominately based and operated within the United States of America. Except as provided herein, under no circumstances shall Sublessee charter, sublease or otherwise make the Aircraft available for use by any other person or entity without Sublessor's consent, which may be withheld in Sublessor's sole and absolute discretion and GECC's consent.

      11. Liens. The Sublessee shall be liable for and is required to discharge promptly any liens, claims, or demands that may attach to the Aircraft in connection with, or as a result of, the Sublessee's operation, repair, maintenance, or storage of the Aircraft, other than those which result from (i) the respective rights of Sublessor and Sublessee as herein provided; (ii) liens arising from the acts of Sublessor; (iii) liens for taxes not yet due; and (iv) inchoate materialmen's, mechanics', workmen's, repairmen's, employees' or other like liens arising in the ordinary course of business of Sublessee for sums not yet delinquent or being contested in good faith (and for the payment of which adequate assurances in Sublessor's judgment have been provided Sublessor). In the event any such liens are filed against the Aircraft and not removed within ten (10) days thereafter, Sublessor shall have the right to demand and receive payment from the Escrow Agent of an amount equal to such lien for payment thereof, without any consent of Sublessee being required. However, the Sublessee shall not be responsible for any liens, claims, or demands resulting from any act or omission of the Sublessor. Sublessor represents and warrants that it has not heretofore taken any action or omitted to take any action which would result or permit the imposition of any hangarkeeper's, mechanic's or materialman's lien or encumbrance on the Aircraft, other than any security interest associated with the GECC lease, and in particular, Sublessor has not taken any action or omitted to take any action which would permit the imposition of any lien under, inter alia, California Code of Civil Procedure Section 1208.61 et., seq., California Civil Code Section 2782 et, seq., or Section 3051, or California Business and Professions Code Section 9792 or 9798.1 et., seq.

      12. Insurance. In consideration of Sublessee's anticipated use and operation of the Aircraft, Sublessee shall have the option to either (i) pay the cost to maintain the Aircraft hull and liability insurance currently maintained by Sublessor, or (ii) provide replacement hull and liability insurance for the Aircraft, with liability limits equal to or greater than the current insurance ($200,000,000), with deductibles and other terms, and with an insurance carrier, reasonably acceptable to Sublessor and GECC. Any replacement insurance policy obtained by Sublessee must be approved in writing by Sublessor, shall name Sublessor as an additional insured, and shall conform, in all respects, to the insurance requirements set forth in the GECC Lease. Sublessor and Sublessee acknowledge and agree that the GECC Lease requires that the Aircraft hull insurance coverage at all times equal the Capitalized Lessor's Cost of the Aircraft as specified in Annex F of the GECC Lease. The parties further acknowledge that the Capitalized Lessor's Cost of the Aircraft is presently $19,500,000. Accordingly, Sublessee shall insure the hull of the Aircraft for not less than $19,500,000 throughout the Sublease Term, provided however, that Sublessee shall be entitled to deduct from the payment of Rent each month an amount equal to l/12th

                                       8.

of 3.5/19.5ths of the annual premium for such hull coverage throughout the Sublease Term.

      In the event of damage to the Aircraft to an extent less than total destruction, the Sublessee is required, during the period of repair, to continue paying Rent hereunder. However, in the event of a total loss, or damage to the Aircraft beyond economical repair as determined by the insurance carrier or carriers furnishing the insurance covering damage to the Aircraft, this Sublease shall terminate, and the Sublessee shall be relieved of any further obligation to pay Rent hereunder. In the event of a partial destruction of the Aircraft, the proceeds from the insurance shall be paid to the Sublessee, and such proceeds shall be used to repair the Aircraft. Otherwise, the insurance proceeds shall be paid to the Sublessor, and Sublessor shall, at its sole option, use such proceeds to repair or replace the Aircraft.

      13. Aircraft Management. Concurrent with the execution of this Sublease, Sublessee shall engage AirNet ("AirNet"), or such other management company reasonably acceptable to Sublessor and GECC, to manage the operation of the Aircraft at all times during the Sublease Term. Such management shall include, but not be limited to, the provision of oversight in connection with all scheduled and unscheduled maintenance of the Aircraft.

      14. Pilots; Pilot Qualifications. At all times during the Sublease Term, Sublessee shall be responsible for obtaining qualified pilots to operate the Aircraft for Sublessee's use, all of whom shall meet or exceed the pilot warranty provisions of the aircraft insurance policy and shall be approved by the insurance carrier. Sublessee shall have the responsibility to ascertain that any pilots selected meet the criteria established by the insurer of the Aircraft. Such pilots shall also be subject to review and approval of both AirNet, or such other management company reasonably acceptable to Sublessor, and Sublessor, prior to conducting any flights of the Aircraft.

      15. Accidents; Incidents and Losses. Sublessee shall immediately notify Sublessor, or Sublessor's designated agent, of any accident or incident involving the Aircraft, which notification shall specify, to the extent known, the time, place, and nature of the accident, incident or damage, the names and addresses of all parties involved, persons injured, witnesses, passengers, and owners of properties damaged, and such other information as may be known about the accident, incident or damage. Sublessor and Sublessee shall advise each other of all correspondence, papers, notices, and documents whatsoever received by them in connection with any claim or demand involving or relating to the Aircraft or its operation, and shall aid in any investigation instituted and in the recovery of damages from third persons liable therefor.

      16. INDEMNIFICATION. SUBLESSEE AGREES TO INDEMNIFY, DEFEND AND HOLD HARMLESS SUBLESSOR AND ITS OFFICERS, DIRECTORS, PARTNERS, EMPLOYEES, SHAREHOLDERS, ATTORNEYS, AGENTS AND AFFILIATES, FROM ANY CLAIM, DAMAGE, LOSS, OR REASONABLE EXPENSE, INCLUDING ANY INSURANCE DEDUCTIBLE, AND REASONABLE ATTORNEY'S FEES RESULTING FROM ANY BODILY INJURY OR PROPERTY DAMAGE CAUSED BY AN OCCURRENCE AND ARISING OUT OF OR IN

                                       9.

CONNECTION WITH SUBLESSEE'S POSSESSION, USE, STORAGE, OPERATION OR MAINTENANCE OF THE AIRCRAFT DURING THE SUBLEASE TERM, UNLESS CAUSED BY THE WILLFUL AND INTENTIONAL MISCONDUCT OR GROSS NEGLIGENCE OF SUBLESSOR, ITS EMPLOYEES AND AGENTS.

      IN NO EVENT SHALL SUBLESSOR BE LIABLE FOR OR HAVE ANY DUTY FOR INDEMNIFICATION OR CONTRIBUTION TO SUBLESSEE FOR ANY CLAIMED INDIRECT, SPECIAL, CONSEQUENTIAL, OR PUNITIVE DAMAGES, OR FOR ANY DAMAGES CONSISTING OF DAMAGES FOR LOSS OF USE OF THE AIRCRAFT, DIMINUTION IN VALUE, OR LOSS OF PROFIT.

      SUBLESSEE ALSO WAIVES ANY SIMILAR PROVISIONS PROVIDED UNDER ANY OTHER STATE OR FEDERAL LAW.

      17. DISCLAIMER. EXCEPT FOR THE WARRANTIES SET FORTH IN PARAGRAPH 24 OF THIS SUBLEASE, THE AIRCRAFT AND EACH PART THEREOF IS BEING SUBLEASED HEREUNDER IN ITS "AS IS, WHERE IS" CONDITION, WITHOUT ANY REPRESENTATION, WARRANTY OR GUARANTEE OF ANY KIND BEING MADE OR GIVEN BY SUBLESSOR, ITS DIRECTORS, SHAREHOLDERS, OFFICERS, AFFILIATES, PARTNERS, AGENTS, EMPLOYEES, ATTORNEYS AND ASSIGNS, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE (INCLUDING STRICT LIABILITY IN TORT) AND SUBLESSOR DISCLAIMS ALL EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS OF ANY KIND OR NATURE WHATSOEVER, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS. SUBLESSEE HEREBY WAIVES ANY CLAIM (INCLUDING, WITHOUT LIMITATION, INCIDENTAL OR CONSEQUENTIAL DAMAGE) OR EXPENSE CAUSED BY THE AIRCRAFT OR BY SUBLESSEE'S LOSS OF USE THEREOF FOR ANY REASON WHATSOEVER, EXCEPT FOR ANY CLAIM ARISING OUT OF THE WARRANTIES SET FORTH IN PARAGRAPH 24 HEREIN. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, AND EXCEPT AS RESPECTS THE WARRANTIES OF PARAGRAPH 24, SUBLESSOR SHALL NOT BE LIABLE OR RESPONSIBLE FOR ANY DEFECTS, EITHER PATENT OR LATENT IN THE AIRCRAFT, OR FOR ANY DIRECT OR INDIRECT DAMAGE TO PERSONS OR PROPERTY RESULTING THEREFROM, OR FOR SUBLESSEE'S LOSS OF USE OF THE AIRCRAFT OR FOR ANY INTERRUPTION IN SUBLESSEE'S BUSINESS CAUSED BY SUBLESSEE'S INABILITY TO USE THE AIRCRAFT FOR ANY REASON WHATSOEVER.

      18. Return on Termination/Expiration. On the expiration or earlier termination of this Sublease whatever the cause, the Sublessee agrees to return the Aircraft to the Sublessor at the San Jose International Airport, or at such other place as mutually acceptable to Sublessor and Sublessee. Sublessee covenants and agrees that it shall, at Sublessee's sole cost and expense (i) return the Aircraft to Sublessor in the same condition as received at the time of delivery, normal wear and tear excepted, (ii) return the Aircraft to Sublessor in full compliance with each of the following at Sublessee's sole cost and expense: (a) correction of all airworthiness discrepancies identified during the 24 month

                                      10.

inspection on the Aircraft, which inspection shall be arranged and paid for by Sublessor, (b) ensure that each Engine is paid up in full for the hours of usage by Sublessee during the term of the Sublease Agreement on JSSI, and the APU is paid up in full on MSP, (c) ensure that the Aircraft is airworthy, with all systems, equipment, and accessories operating normally according to the manufacturer's specifications, (d) ensure that all maintenance on the Aircraft is current, with all due items complied with according to the manufacturer's recommended maintenance procedures as outlined in CIMMS, and all manuals and equipment installed on the Aircraft shall be up to date and current per the latest revisions. The Sublessee covenants and agrees that it will, upon expiration or earlier termination of this Sublease, return the Aircraft to the Sublessor with the identical equipment, Engines and Auxiliary Power Unit that were on the Aircraft at delivery to Sublessee save and except as otherwise herein provided. The Sublessee agrees that it will, if requested, supply the Sublessor with an FAA Standard Certificate of Airworthiness dated immediately prior to the return of the Aircraft.

      19. Option to Purchase Aircraft. Provided that Sublessee is not in default under this Sublease, then Sublessee shall have the option to purchase the Aircraft at the expiration of the Sublease Term pursuant to the terms and conditions of Section 19 of the GECC Lease at the Aircraft's then fair market value. Sublessee may exercise the option by providing written notice to Sublessor at least one hundred and ten (110) days, but not more than one hundred and eighty (180) days, prior to the date of expiration of the Sublease Term. In the event that Sublessee fails to timely exercise the option as provided herein, then the option shall automatically expire, and shall be of no force and effect. Prior to the Commencement Date of this Sublease, Sublessor shall obtain GECC's consent to Sublessor's assignment to Sublessee of its option to purchase the Aircraft pursuant to Section 19 of the GECC Lease.

      20. Assignment and Sublease. Except as provided in Paragraph 10 of this Sublease, the Sublessee shall not assign this Sublease, nor shall the Sublessee charter, sublease or otherwise allow the Aircraft to be used by third parties, without the prior written consent of the Sublessor, which consent may be withheld in Sublessor's sole and absolute discretion, and GECC.

      21. Taxes. The Sublessee agrees to pay all taxes, interest and penalties, if any, accruing to the Sublessee as operator of the Aircraft, and the Sublessee agrees to defend, indemnify and hold the Sublessor and its officers, directors, partners, employees, shareholders, and affiliates, harmless from any claim or losses as the result of the imposition of any such taxes; provided, however, that the Sublessee shall not be responsible for any taxes attributable to the period, or any event occurring, prior to the delivery of the Aircraft to Sublessee (including personal property ad velorem taxes relating to the Aircraft or any part thereof for the calendar or tax year 2004, including any California taxes assessed as a result of the Sublessor's domicile or Aircraft's previous base in California or for any income, franchise, or other taxes imposed on Sublessor, or any California sales or use taxes that may be imposed on the Rent which taxes shall be the obligation of the Sublessor. On the Commencement Date, Sublessee shall execute and deliver to Sublessor a California Use Tax Exemption Certificate in a form acceptable to

                                      11.

Sublessor. In the event that property taxes for the Aircraft for tax years with a lien date arising prior to the Commencement Date are claimed by the County of Santa Clara, California, Sublessor shall be solely responsible for such property taxes. Sublessee shall be responsible for all other property taxes arising out of its use and operation of the Aircraft during the Sublease Term.

            (a) Contests. If claim is made against Sublessor for taxes with respect to which Sublessee is liable for a payment or indemnity under this Sublease, Sublessor will promptly give Sublessee notice in writing of such claim; provided, however, that Sublessor's failure to give notice will not relieve Sublessee of its obligations hereunder unless such failure materially impairs or precludes Sublessee's ability to contest the claim. So long as (i) a contest of such taxes does not involve any material risk of the sale, forfeiture or loss of the Aircraft or any interest therein, (ii) if Sublessor or GECC so requests, Sublessee has provided Sublessor and GECC with an opinion of independent tax counsel that a reasonable basis exists for contesting such claim, and (iii) adequate reserves have been made for such taxes or, if required, an adequate bond has been posted, then Sublessor, at Sublessee's written request, will in good faith, with due diligence and at Sublessee's expense, permit Sublessee to contest (in the name of Sublessee or Sublessor) the validity, applicability or amount of such taxes.

            (b) Refunds. Upon receipt by Sublessor of a refund of all or any part of any taxes that Sublessee has paid, Sublessor will promptly pay to Sublessee the amount of such taxes refunded.

            (c) Cooperation in Filing Tax Returns. Sublessee and Sublessor will cooperate with one another in providing information which may be reasonably required to fulfill each party's tax filing requirements and any audit information request arising from such filing.

      22. Default. Except with respect to the payment of Rent, in the event that either party is in default of any of the covenants or agreements contained in this Sublease, the party not in default shall give the party in default notice of the default and shall have the option of terminating this Sublease if the default is not cured within ten (10) days after the party in default receives the notice. In the event of a default in the payment of Rent, the Sublessee shall have five (5) days after notice from the Sublessor within which to cure the default. If such default is not cured within such five (5) day period, the Sublessor may immediately terminate the Sublease, demand and receive payment of the Rent due as of the date of termination from the Sublease Deposit per Paragraph 4 herein, and pursue all such other legal remedies as may be available to the Sublessor.

                                      12.

      23. Notices. Any notice to be given under this Sublease shall be addressed as follows:

             To the Sublessor:    Terayon Communication Systems, Inc.
                                  4988 Great America Parkway
                                  Santa Clara, CA 95054
                                  Facsimile No.: (408)-235-5858
                                  Confirming No.: (408)-235-5500
                                  Attn: Kristin Stokan

             With a Copy To:      Groom & Cave, LLP
                                  1570 The Alameda, Suite 100
                                  San Jose, CA 95126
                                  Facsimile No.: (408)286-3423
                                  Confirming No.: (408)286-3300
                                  Attn: Michael P. Groom, Esq.

             To the Sublessee:    United Furniture Equipment Rental, Inc.
                                  2950 E. Broad Street
                                  Columbus, Ohio 43209
                                  Facsimile No.:
                                  Confirming No.:
                                  Email
                                  Attn: David Belford, President

             With a Copy To:      Powell, Goldstein, Frazer & Murphy LLP
                                  191 Peachtree Street, N.E.
                                  Sixteenth Floor
                                  Atlanta, Georgia 30303
                                  Facsimile No.: (404)572-6999
                                  Confirming No.: (404)572-6600
                                  Attn: Amy L. Blackburn, Esq.

or to such other address as either party may designate to the other in writing, pursuant to the notice provisions of this Paragraph 23. Any such notice shall have been deemed duly given (i) three days after such notice is enclosed in a properly sealed envelope, addressed as aforesaid, registered or certified mail, and deposited (postage and registry or certificate fee prepaid) in the United States Mail, (ii) when actually delivered by hand, or (iii) when actually delivered by any nationally recognized overnight courier service.

      24. Warranties. The Sublessor represents, covenants and warrants to the Sublessee as follows:

            (a) The Sublessor has been issued a Standard Certificate of Airworthiness for the Aircraft by the FAA, and the Aircraft shall be in an airworthy condition as of the Commencement Date.

                                      13.

            (b) The Sublessor has complied with all applicable laws, regulations, and requirements of all governmental authorities pertaining to a sublease of the Aircraft to the Sublessee and no consent of any third party is required except as such as has already been obtained. This Agreement and the performance by Sublessor of its obligations thereunder have been duly authorized, executed and delivered by Sublessor and constitute valid, legal and binding agreements, enforceable against Sublessor in accordance with their terms, except to the extent that the enforcement of remedies may be limited under applicable bankruptcy and insolvency laws.

            (c) The Sublessor shall perform all of its obligations to GECC under the GECC Lease. The entry into and performance by Sublessor of this Agreement will not: (i) violate any judgment, order, law or regulation applicable to Sublessor or any provision of Sublessor's Certificate of Incorporation or Bylaws; or (ii) result in any breach of, constitute a default under or result in the creation of any lien, charge, security interest or other encumbrance upon the Aircraft pursuant to any indenture, mortgage, deed of trust, bank loan or credit agreement or other instrument to which Sublessee is a party.

            (d) Sublessor shall not take any actions during the Sublease term which might interfere with the ability of the Aircraft to remain, without interruption, fully registered with the FAA without restriction under 49 U.S.C. subtitle VII, as amended, or any successor statute thereto. If Sublessor interferes with the registration of the Aircraft with the FAA per the preceding sentence, Sublessee shall have the right to terminate this Sublease upon giving notice thereof to Sublessor as provided in Paragraph 22 hereof, and Sublessor shall, whether or not Sublessee exercises such right of termination, be liable to Sublessee for any damages suffered by Sublessee as the result of such failure of registration.

            (e) Sublessor shall not, and shall not permit any third party acting by or through Sublessor, to interfere with Sublessee's quiet possession and enjoyment of the Aircraft or otherwise interfere with Sublessee's exercise of its rights hereto unless a default by Sublessee has occurred and is not cured in accordance with Paragraph 22 hereof.

      25. Personal Guaranty of Sublessee's Obligations. All of Sublessee's financial and other obligations under this Sublease shall be guaranteed by the Personal Guaranty of David Belford in the form attached hereto as Exhibit "D." The Personal Guaranty shall be executed and delivered to Sublessor simultaneously with the execution and delivery of this Sublease.

      26. Entire Agreement. This Agreement cannot be changed orally and constitutes the entire contract between Sublessor and Sublessee hereto. It shall not be modified nor changed by any expressed or implied promises, warranties, guarantees, representations or other information unless expressly and specifically set forth in this Agreement or any addendum thereto properly executed by Sublessor and Sublessee.

                                      14.

      27. Delays or Omissions; Cumulative Rights. No delay or omission to exercise any right, power or remedy accruing upon any breach, default or noncompliance under this Agreement shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence thereof or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character of any breach, default or noncompliance under this Agreement, or any waiver of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All rights and remedies, either under this Agreement, by law, in equity or otherwise, shall be cumulative and not alternative, and the exercise of any right or remedy shall be without prejudice to the enforcement of any other right or remedy.

      28. Status of the Parties. Nothing herein shall be construed to create a partnership, joint venture, franchise, employer-employee relationship or to create any relationship of principal and agent, but rather the relationship of the parties shall be that of Sublessor and Sublessee of personal property. No party shall have the authority to commit or bind any other party without such party's prior written consent.

      29. Attorneys' Fees. If any action (whether legal or equitable and whether litigation, arbitration or some other proceeding, including an action for declaratory relief, enforcement of judgments or any appeals) is commenced under this Agreement, the prevailing party (as shall be determined by the court or other adjudicator) shall be entitled to recover its reasonable attorneys' fees and costs of suit from the other party in addition to such other relief as may be granted.

      30. Binding Effect. This Agreement shall be binding upon the parties hereto and their respective successors and assigns. Neither this Agreement nor any right hereunder may be assigned by Sublessee without the prior written consent of the Sublessor, which consent may be withheld in Sublessor's sole and absolute discretion.

      31. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to agreements made and to be performed entirely within the State of California. The proper venue for any action or other proceeding shall be Santa Clara County, California.

      32. Counterparts. This Agreement may be executed in any number of counterparts, each of which for all purposes shall be deemed to be an original, but all of such counterparts shall together constitute one and the same instrument; but in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart. It is not necessary that each party hereto execute the same counterpart, so long as identical counterparts are executed by all parties.

      33. Captions. The captions used in this Agreement are for convenience only and do not in any way affect, limit, amplify or modify the terms and provisions hereof.

                                      15.

      34. Waivers. Any consent to any assignment or sublease, or any waiver of any provision of this Agreement or of any default of the Sublessee, shall not constitute a waiver of any other provision of this Agreement.

      35. Force Majeure. Neither Sublessee nor Sublessor shall have liability for, and neither Sublessee nor Sublessor shall be in default under this Sublease as a result of, any delay or failure to perform their respective obligations as contemplated by this Sublease when such delay or failure is caused by Force Majeure as defined below. For purposes of this Sublease, "Force Majeure" shall mean an act of God, strike or lockout or other labor dispute, act of the public enemy, war (declared or undeclared), blockade, revolution, civil commotion, terrorist activity, lightning, fire, storm, flood, earthquake, explosion, governmental restraint, embargo, grounding of the Aircraft, inability to obtain or delay in obtaining governmental approvals, permits, licenses or allocations and any other cause whether of the kind specifically enumerated above or otherwise, provided that in order for any of the foregoing to constitute Force Majeure, it must not be reasonably within the control of the Sublessor. Notwithstanding the foregoing, Sublessee's obligation to pay Rent to Sublessor shall not be excused by any "Force Majeure" as defined herein.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

                                      16.

      36. Truth-in-Leasing Clause. SUBLESSOR CERTIFIES THAT DURING THE TWELVE
(12) MONTHS PRECEDING THE DATE OF THIS AGREEMENT, THE AIRCRAFT HAS BEEN MAINTAINED AND INSPECTED UNDER THE PROVISIONS OF FEDERAL AVIATION REGULATIONS
PART 91. SUBLESSEE CERTIFIES THAT (i) AT ALL TIMES DURING THE TERM HEREOF, THE AIRCRAFT WILL BE MAINTAINED AND INSPECTED UNDER THE PROVISIONS OF FEDERAL AVIATION REGULATIONS PART 91 AND/OR PART 135, (ii) DURING THE TERM OF THIS LEASE, SUBLESSEE, AND NOT SUBLESSOR, SHALL BE RESPONSIBLE FOR THE OPERATIONAL CONTROL OF THE AIRCRAFT, AND (iii) SUBLESSEE UNDERSTANDS ITS RESPONSIBILITY FOR COMPLIANCE WITH RESPECT TO ALL APPLICABLE FEDERAL AVIATION REGULATIONS. THE PARTIES UNDERSTAND THAT AN EXPLANATION OF THE FACTORS BEARING ON OPERATIONAL CONTROL OF THE AIRCRAFT AND PERTINENT FEDERAL AVIATION REGULATIONS CAN BE OBTAINED FROM THE NEAREST FAA FLIGHT STANDARDS DISTRICT OFFICE. SUBLESSEE AGREES TO KEEP A COPY OF THIS LEASE IN THE AIRCRAFT AT ALL TIMES DURING THE TERM HEREOF.

      IN WITNESS WHEREOF, the parties have executed and delivered this Sublease Agreement as of the date first written above.

                                           SUBLESSOR:

                                           Terayon Communication Systems, Inc.,
                                           a Delaware corporation,

                                           By: /s/ Dr. Zaki Rakib
                                              ----------------------------------
                                           Title:  Dr. Zaki Rakib, CEO

                                           SUBLESSEE:

                                           United Furniture Equipment Rental,
                                           Inc. a Ohio corporation,

                                           By:
                                               ---------------------------------

                                           Title:
                                                  ------------------------------

                                      17.

      36. Truth-in-Leasing Clause. SUBLESSOR CERTIFIES THAT DURING THE TWELVE
(12) MONTHS PRECEDING THE DATE OF THIS AGREEMENT, THE AIRCRAFT HAS BEEN MAINTAINED AND INSPECTED UNDER THE PROVISIONS OF FEDERAL AVIATION REGULATIONS
PART 91. SUBLESSEE CERTIFIES THAT (i) AT ALL TIMES DURING THE TERM HEREOF, THE AIRCRAFT WILL BE MAINTAINED AND INSPECTED UNDER THE PROVISIONS OF FEDERAL AVIATION REGULATIONS PART 91 AND/OR PART 135, (ii) DURING THE TERM OF THIS LEASE, SUBLESSEE, AND NOT SUBLESSOR, SHALL BE RESPONSIBLE FOR THE OPERATIONAL CONTROL OF THE AIRCRAFT, AND (iii) SUBLESSEE UNDERSTANDS ITS RESPONSIBILITY FOR COMPLIANCE WITH RESPECT TO ALL APPLICABLE FEDERAL AVIATION REGULATIONS. THE PARTIES UNDERSTAND THAT AN EXPLANATION OF THE FACTORS BEARING ON OPERATIONAL CONTROL OF THE AIRCRAFT AND PERTINENT FEDERAL AVIATION REGULATIONS CAN BE OBTAINED FROM THE NEAREST FAA FLIGHT STANDARDS DISTRICT OFFICE. SUBLESSEE AGREES TO KEEP A COPY OF THIS LEASE IN THE AIRCRAFT AT ALL TIMES DURING THE TERM HEREOF.

      IN WITNESS WHEREOF, the parties have executed and delivered this Sublease Agreement as of the date first written above.

                                           SUBLESSOR:

                                           Terayon Communication Systems, Inc.,
                                           a Delaware corporation,

                                           By:
                                               ---------------------------------

                                           Title:
                                                  ------------------------------

                                           SUBLESSEE:

                                           United Furniture Equipment Rental,
                                           Inc. a Ohio Corporation

                                           By: /s/ [ILLEGIBLE]
                                               ---------------------------------

                                           Title:
                                                  ------------------------------

                                   EXHIBIT "A"

                       MISCELLANOUS AND OPTIONAL EQUIPMENT
                    Challenger 604, Serial No. 5348, N881TW

-     1 ea Airframe Log Book s/n 5348

-     2 ea Engine Logs CF34-3B

            -     s/n 872198 L/H Engine

            -     s/n 872196 R/H Engine

-     1 ea APU Log Book #1 and #2 s/n P378

-     1 ea Flammability Test Report, s/n 5348, Dec. 11 1997

- 1 ea Bombardier Completion Center Manual. S/N 5348 Equipment List, Weight and Balance Report, 337 and SJC.

-     2 ea sets (8 binders ea) Supplemental Maintenance Manuals

-     1 ea set Airframe/Engine Maintenance Manuals (5 ea C.D.)

-     3 ea Box of Historical Maintenance Records

-     1 set Seat Covers

-     1 set Floor Runners

-     1 set Airframe Plugs and covers

-     1 box misc interior spares

-     Galley has 1 set glasses + dishes + flatware

-     1 spare Mlg. wheel assembly

            -     P/N 604-85123-1

            -     S/W APR 97-0320

-     1 spare Nlg. wheel assembly

            -     P/N 601R85003-01

            -     S/N JUL98-1632

                                   EXHIBIT "B"

                                   GECC LEASE
                    Challenger 604, Serial No. 5348, N881TW

                                       19.

                                   EXHIBIT "C"

                            CERTIFICATE OF ACCEPTANCE
                    Challenger 604, Serial No. 5348, N881TW

      This Certificate of Acceptance is being provided by Sublessee pursuant to the Aircraft Sublease Agreement dated as of August 24, 2004 (the "Aircraft Sublease"), between Terayon Communication Systems, Inc., as Sublessor (the "Sublessor"), and United Furniture Equipment Rental, Inc., as Sublessee (the "Sublessee").

      A. Acceptance of the Aircraft: Sublessee hereby certifies that the Aircraft as set forth and described in the Sublease has been delivered to Sublessee, inspected by Sublessee, found to be in good order and fully equipped to operate as required under applicable law for its intended purpose, and is, on the date set forth below, fully and finally accepted under the Sublease.

      B. Representations by Sublessee: Sublessee hereby represents and warrants to Sublessor that on the date hereof:

            (1) The representations and warranties of Sublessee set forth in the
                Aircraft Sublease and all certificates and opinions delivered in connection therewith were true and correct in all respects when made and are true and correct as of the date hereof; and

            (2) Sublessee has satisfied or complied with all conditions precedent and requirements set forth in the Aircraft Sublease which are required to be or to have been satisfied or complied with on or prior to the date hereof; and

            (3) No Default or Event of Default under the Aircraft Sublease has occurred and is continuing on the date hereof; and

            (4) Sublessee has obtained, and there are in full force and effect, such insurance policies with respect to the Aircraft, as are required to be obtained under the terms of the Aircraft Sublease; and

            (5) Sublessee has furnished no equipment for the Aircraft other than as permitted as an addition thereto pursuant to the Aircraft Sublease; and

            (6) Sublessee has inspected the Aircraft and all pertinent records therefor and the Aircraft has no damage history.

            Date of Acceptance: August 24, 2004

            Location of Acceptance: ____________________________________________

                                      20.

      Aircraft Total time: ________________       Landings: ____________________

      Engine Hours:                               Cycles:

      Left: ______________                        ________________

      Right: _____________                        ________________

      IN WITNESS WHEREOF, Sublessee has caused this Certificate of Acceptance to be duly executed by its officers thereunto duly authorized.

      Sublessee:

      UNITED FURNITURE EQUIPMENT RENTAL, INC., an Ohio corporation,

      By: _________________________________

      Title: ______________________________

                                      21.

                                                                  EXECUTION COPY

                            CERTIFICATE OF ACCEPTANCE
                    Challenger 604, Serial No. 5348, N881TW

      This Certificate of Acceptance is being provided by Sublessee pursuant to the Aircraft Sublease Agreement dated as of August 26, 2004 (the "Aircraft Sublease"), between Terayon Communication Systems, Inc., as Sublessor (the "Sublessor"), and United Furniture Equipment Rental, Inc., as Sublessee (the "Sublessee").

      A. Acceptance of the Aircraft: Sublessee hereby certifies that the Aircraft as set forth and described in the Sublease has been delivered to Sublessee, inspected by Sublessee, found to be in good order and fully equipped to operate as required under applicable law for its intended purpose, and is, on the date set forth below, fully and finally accepted under the Sublease.

      B. Representations by Sublessee: Sublessee hereby represents and warrants to Sublessor that on the date hereof:

            (1) The representations and warranties of Sublessee set forth in the Aircraft Sublease and all certificates and opinions delivered in connection therewith were true and correct in all respects when made and are true and correct as of the date hereof; and

            (2) Sublessee has satisfied or complied with all conditions precedent and requirements set forth in the Aircraft Sublease which are required to be or to have been satisfied or complied with on or prior to the date hereof; and

            (3) No Default or Event of Default under the Aircraft Sublease has occurred and is continuing on the date hereof; and

            (4) Sublessee has obtained, and there are in full force and effect, such insurance policies with respect to the Aircraft, as are required to be obtained under the terms of the Aircraft Sublease; and

            (5) Sublessee has furnished no equipment for the Aircraft other than as permitted as an addition thereto pursuant to the Aircraft Sublease; and

            (6) Sublessee has inspected the Aircraft and all pertinent records therefor and the Aircraft has no damage history.

            Date of Acceptance: August 26, 2004

            Location of Acceptance: Columbus, Ohio

            Aircraft Total time: 3238.6               Landings: 1890

            Engine Hours:                             Cycles:

            Left: 3238.6                              1890

            Right: 3238.6                             1890

                                                                  EXECUTION COPY

      IN WITNESS WHEREOF, Sublessee has caused this Certificate of Acceptance to be duly executed by its officers thereunto duly authorized.

      Sublessee:

      UNITED FURNITURE EQUIPMENT RENTAL, INC., an Ohio corporation,

      By: /s/ [ILLEGIBLE]
          ----------------------------------

      Title: President

                                   EXHIBIT "D"

                            GUARANTY OF DAVID BELFORD
                    Challenger 604, Serial No. 5348, N881TW

                                    GUARANTY

To: TERAYON COMMUNICATION SYSTEMS, INC.

      This guaranty dated as of August 24, 2004 (the "Guaranty") is being given by DAVID BELFORD (the "Guarantor"), an individual residing in the State of Ohio, in connection with that certain Aircraft Sublease Agreement (the "Aircraft Sublease"), dated as of August 24, 2004, between Terayon Communication Systems, Inc., a Delaware corporation ("Sublessor"), and United Furniture Equipment Rental, Inc., an Ohio corporation ("Sublessee"), with respect to that certain Canadair Challenger 604 aircraft, United States Registration Number N881TW, Manufacturer's Serial Number 5348 (the "Aircraft").

      The Guarantor requests you enter into the foregoing Aircraft Sublease and to induce you to do so and in consideration hereof and of benefits to accrue to the Guarantor therefrom, the Guarantor, as primary obligor, unconditionally guarantees to you or to any of your direct or indirect affiliates and subsidiaries, (each hereinafter called an "Affiliate"), that Sublessee will fully and promptly pay and perform all its obligations to you under the Aircraft Sublease, whether direct or indirect, joint or several, absolute or contingent, secured or unsecured, matured, unmatured or matured by acceleration and whether originally contracted with you or otherwise acquired by you, irrespective of any invalidity or unenforceability of any such obligation or the insufficiency, invalidity or unenforceability of any security therefor and notwithstanding any waiver or limitation of liability of Sublessee under the Aircraft Sublease.

      Guarantor agrees, without your first having to proceed against Sublessee or to liquidate paper or any security therefor, to pay on written demand all sums due and to become due to you from Sublessee and all losses, costs, attorneys' fees or expenses which may be suffered by you by reason of Sublessee's default or default of the undersigned and agrees to be bound by and on written demand to pay any amount owed under the Aircraft Sublease, with or without notice to the Guarantor. This Guaranty is an unconditional guarantee of payment and performance, rather than a guarantee of collection. The Guarantor shall not be released or discharged, either in whole or in part, by your failure or delay to perfect or continue the perfection of any security interest in any property which secures the obligations of Sublessee to you under the Aircraft Sublease or of the Guarantor to you under this Guaranty, or to protect the property covered by any such security interest. No termination hereof shall be effected by Guarantor's death.

      The Guarantor hereby waives: notice of acceptance hereof; presentment, demand, protest and notice of nonpayment or protest as to the Aircraft Sublease; any and all rights

                                      22.

of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim which the Guarantor may now or hereafter have against Sublessee or any other person directly or contingently liable for the obligations guaranteed hereunder, or against or with respect to Sublessee's property (including, without limitation, property collateralizing its obligations to you), arising from the existence or performance of this Guaranty; all exemptions and homestead laws and any other demands and notices required by law; all setoffs and counterclaims; and any duty on your part (should any such exist) to disclose to the Guarantor any manner, fact or thing related to the business operations or condition (financial or otherwise) of Sublessee or its affiliates or property, whether now or hereafter known by you.

       You may at any time without the Guarantor's consent, without notice to the Guarantor and without affecting or impairing the Guarantor's obligations hereunder, do any of the following:

       1. renew, extend (including extensions beyond the original term of the Aircraft Sublease), modify, release or discharge any obligations of Sublessee, the Guarantor or of other guarantors (under a separate instrument) or of any other party at any time directly or contingently liable for the payment of Sublessee's obligations under the Aircraft Sublease;

       2. accept partial payments of Sublessee's obligations under the Aircraft Sublease;

       3. accept new or additional documents, instruments or agreements relating to or in substitution of Sublessee's obligations under the Aircraft Sublease;

       4. settle, release (by operation of law or otherwise), compound, compromise, collect or liquidate any of Sublessee's obligations under the Aircraft Sublease and any security therefor in any manner;

       5. consent to the transfer or return of any security, and take and hold additional security or guaranties for Sublessee's obligations under the Aircraft Sublease; or

       6. amend, exchange, release or waive any security or guaranty.

       If any claim is made upon you at any time for repayment or recovery of any amount(s) or other value received by you, from any source, in payment of or on account of the obligations of Sublessee guaranteed hereunder and you repay or otherwise become liable for all or any part of such claim by reason of:

  (a) any judgment, decree or order of any court or administrative body having competent jurisdiction; or

  (b)   any settlement or compromise of any such claim, (a)

                                      23.

the Guarantor shall remain liable to you hereunder for the amount so repaid or for which you are otherwise liable to the same extent as if such amount(s) had never been received by you, notwithstanding any termination hereof or the cancellation of any note or other agreement evidencing any of the obligations of Sublessee.

      Prior to the commencement of the Aircraft Sublease, and at any time after written request upon a default by Sublessee under the Aircraft Sublease, Guarantor agrees to furnish to you, within five (5) days of such request, Guarantor's personal financial statements, in form and detail satisfactory to you, and copies of Guarantor's tax returns, as soon as available and in any event not later than 15 days after such tax returns are required to be filed.

      Guarantor agrees that its guaranty hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of Sublessee's obligations under the Aircraft Sublease are rescinded, invalidated, declared to be fraudulent or preferential, or must otherwise be returned, refunded, repaid or restored by you upon the bankruptcy or reorganization of Sublessee or the Guarantor or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, Sublessee or the Guarantor, or otherwise, all as though such payments had not been made.

      Until the indefeasible payment in full of all Sublessee's obligations under the Aircraft Sublease, the Guarantor shall not have (and hereby waives) any right by way of subrogation or otherwise as a result of the payment of any sums hereunder. Guarantor agrees that Guarantor will never have, and hereby waives and disclaims, any claim or right against Sublessee by way of subrogation or otherwise in respect of any payment hereunder.

      This Guaranty shall bind the Guarantor's respective heirs, administrators, representatives, successors, and assigns, and shall inure to your successors and assigns, including, but not limited to, any party to whom you may assign the Aircraft Sublease (the Guarantor hereby waives notice of any such assignment). All of your rights are cumulative and not alternative.

      THIS GUARANTY SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF. Guarantor hereby consents (i) that any action or proceeding against it may be commenced and maintained in any federal or state court in the State of California by service of process on Guarantor, and (ii) that such courts shall have jurisdiction with respect to the subject matter hereof and the person of the undersigned.

                                           Guarantor:

                                           _____________________________________
                                           David Belford

                                           Address: 2950 E. Broad Street
                                                    Columbus, Ohio 43209

                                      24.

                                                                  EXECUTION COPY

                            GUARANTY OF DAVID BELFORD
                     Challenger 604, Serial No. 5348, N881TW

                                  GUARANTY

To: TERAYON COMMUNICATION SYSTEMS, INC.

      This guaranty dated as of August 26, 2004 (the "Guaranty") is being given by DAVID BELFORD (the "Guarantor"), an individual residing in the State of Ohio, in connection with that certain Aircraft Sublease Agreement (the "Aircraft Sublease"), dated as of August 26, 2004, between Terayon Communication Systems, Inc., a Delaware corporation ("Sublessor"), and United Furniture Equipment Rental, Inc., an Ohio corporation ("Sublessee"), with respect to that certain Canadair Challenger 604 aircraft, United States Registration Number N881TW, Manufacturer's Serial Number 5348 (the "Aircraft").

      The Guarantor requests you enter into the foregoing Aircraft Sublease and to induce you to do so and in consideration hereof and of benefits to accrue to the Guarantor therefrom, the Guarantor, as primary obligor, unconditionally guarantees to you or to any of your direct or indirect affiliates and subsidiaries, (each hereinafter called an "Affiliate"), that Sublessee will fully and promptly pay and perform all its obligations to you under the Aircraft Sublease, whether direct or indirect, joint or several, absolute or contingent, secured or unsecured, matured, unmatured or matured by acceleration and whether originally contracted with you or otherwise acquired by you, irrespective of any invalidity or unenforceability of any such obligation or the insufficiency, invalidity or unenforceability of any security therefor and notwithstanding any waiver or limitation of liability of Sublessee under the Aircraft Sublease.

      Guarantor agrees, without your first having to proceed against Sublessee or to liquidate paper or any security therefor, to pay on written demand all sums due and to become due to you from Sublessee and all losses, costs, attorneys' fees or expenses which may be suffered by you by reason of Sublessee's default or default of the undersigned and agrees to be bound by and on written demand to pay any amount owed under the Aircraft Sublease, with or without notice to the Guarantor. This Guaranty is an unconditional guarantee of payment and performance, rather than a guarantee of collection. The Guarantor shall not be released or discharged, either in whole or in part, by your failure or delay to perfect or continue the perfection of any security interest in any property which secures the obligations of Sublessee to you under the Aircraft Sublease or of the Guarantor to you under this Guaranty, or to protect the property covered by any such security interest. No termination hereof shall be effected by Guarantor's death.

      The Guarantor hereby waives: notice of acceptance hereof; presentment, demand, protest and notice of nonpayment or protest as to the Aircraft Sublease; any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim which the Guarantor may now or hereafter have against Sublessee or any other person directly or contingently liable for the obligations guaranteed hereunder, or against or with

                                                                  EXECUTION COPY

respect to Sublessee's property (including, without limitation, property collateralizing its obligations to you), arising from the existence or performance of this Guaranty; all exemptions and homestead laws and any other demands and notices required by law; all setoffs and counterclaims; and any duty on your part (should any such exist) to disclose to the Guarantor any manner, fact or thing related to the business operations or condition (financial or otherwise) of Sublessee or its affiliates or property, whether now or hereafter known by you.

      You may at any time without the Guarantor's consent, without notice to the Guarantor and without affecting or impairing the Guarantor's obligations hereunder, do any of the following:

      1. renew, extend (including extensions beyond the original term of the Aircraft Sublease), modify, release or discharge any obligations of Sublessee, the Guarantor or of other guarantors (under a separate instrument) or of any other party at any time directly or contingently liable for the payment of Sublessee's obligations under the Aircraft Sublease;

      2. accept partial payments of Sublessee's obligations under the Aircraft Sublease;

      3. accept new or additional documents, instruments or agreements relating to or in substitution of Sublessee's obligations under the Aircraft Sublease;

      4. settle, release (by operation of law or otherwise), compound, compromise, collect or liquidate any of Sublessee's obligations under the Aircraft Sublease and any security therefor in any manner;

      5. consent to the transfer or return of any security, and take and hold additional security or guaranties for Sublessee's obligations under the Aircraft Sublease; or

      6.    amend, exchange, release or waive any security or guaranty.

      If any claim is made upon you at any time for repayment or recovery of any amount(s) or other value received by you, from any source, in payment of or on account of the obligations of Sublessee guaranteed hereunder and you repay or otherwise become liable for all or any part of such claim by reason of:

      (a) any judgment, decree or order of any court or administrative body having competent jurisdiction; or

      (b)   any settlement or compromise of any such claim,

the Guarantor shall remain liable to you hereunder for the amount so repaid or for which you are otherwise liable to the same extent as if such amount(s) had never been received by

                                       2.

                                                                  EXECUTION COPY

you, notwithstanding any termination hereof or the cancellation of any note or other agreement evidencing any of the obligations of Sublessee.

      Prior to the commencement of the Aircraft Sublease, and at any time after written request upon a default by Sublessee under the Aircraft Sublease, Guarantor agrees to furnish to you, within five (5) days of such request, Guarantor's personal financial statements, in form and detail satisfactory to you, and copies of Guarantor's tax returns, as soon as available and in any event not later than 15 days after such tax returns are required to be filed.

      Guarantor agrees that its guaranty hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of Sublessee's obligations under the Aircraft Sublease are rescinded, invalidated, declared to be fraudulent or preferential, or must otherwise be returned, refunded, repaid or restored by you upon the bankruptcy or reorganization of Sublessee or the Guarantor or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, Sublessee or the Guarantor, or otherwise, all as though such payments had not been made.

      Until the indefeasible payment in full of all Sublessee's obligations under the Aircraft Sublease, the Guarantor shall not have (and hereby waives) any right by way of subrogation or otherwise as a result of the payment of any sums hereunder. Guarantor agrees that Guarantor will never have, and hereby waives and disclaims, any claim or right against Sublessee by way of subrogation or otherwise in respect of any payment hereunder.

      This Guaranty shall bind the Guarantor's respective heirs, administrators, representatives, successors, and assigns, and shall inure to your successors and assigns, including, but not limited to, any party to whom you may assign the Aircraft Sublease (the Guarantor hereby waives notice of any such assignment). All of your rights are cumulative and not alternative.

      THIS GUARANTY SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF. Guarantor hereby consents (i) that any action or proceeding against it may be commenced and maintained in any federal or state court in the State of California by service of process on Guarantor, and (ii) that such courts shall have jurisdiction with respect to the subject matter hereof and the person of the undersigned.

                                           Guarantor

                                           /s/ David Belfbrd
                                           -------------------------------------
                                               David Belfbrd

                                           Address: 2950 E. Broad Street
                                                    Columbus, Ohio 43209

                                       3.